UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 29, 2004

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21326	04-314-5961
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

160 New Boston Street, Woburn, MA 01801
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 781-932-6616

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 29, 2004, Anika Therapeutics, Inc. issued a press release announcing its financial results for the third quarter of 2004.  The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release of Anika Therapeutics, Inc. dated October 29, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc

Dated: October 29, 2004	By:	/s/ CHARLES H. SHERWOOD
Charles H. Sherwood, Ph.D.
President and Chief Executive Officer

Exhibit Index

99.1	Press Release of Anika Therapeutics, Inc. dated October 29, 2004.